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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                              ---------------------


         Date of Report (Date of earliest event reported): July 21, 2000


                                AFFYMETRIX, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


    DELAWARE                    0-28218                         77-0319159
------------------       ------------------------          --------------------
(State of                (Commission File Number)            (IRS Employer
incorporation)                                             Identification No.)



        3380 Central Expressway, Santa Clara, California         95051
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           (Address of principal executive offices)            (Zip Code)


                                 (408) 731-5000
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)


                                       N/A
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.   OTHER EVENTS.

         On July 21, 2000, the Company announced that its Board of Directors had approved a two-for-one stock split of the Company's outstanding shares of Common Stock to be effected in the form of a 100% stock dividend. The dividend will be distributed on August 21, 2000 to Company stockholders of record as of the close of business on August 10, 2000. The Company's press release announcing this stock split is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

The following exhibit is filed herewith:

Exhibit Number             Description
--------------             -----------


99.1                       Press Release



                           SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AFFYMETRIX, INC.



                                    By:  /s/ VERN NORVIEL
                                       -------------------------------------
                                       Name:  Vern Norviel
                                       Title: Senior Vice President, General
                                              Counsel and Secretary



Date: July 21, 2000


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                                  EXHIBIT INDEX



Exhibit
Number            Description
-------           -----------

99.1              Press Release